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EXHIBIT 10(U)
                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made as of November 6, 1999 (the "Effective Date"), by and between FPIC INSURANCE GROUP, INC, a Florida corporation ("FPIC"), and KURT CETIN, an individual residing at 1490 Wild Iris Lane, Orange Park, Florida ("Employee").

                                    PREAMBLE

         FPIC desires to procure the services of Employee upon the terms and conditions set forth herein and Employee desires to provide services to FPIC upon such terms and conditions.

         ACCORDINGLY, in consideration of the respective covenants and agreements of the parties herein contained, FPIC and Employee agree as follows:

         1. DUTIES OF EMPLOYEE. FPIC agrees to employ Employee on the Effective Date as its Vice President and Chief Marketing Officer reporting to FPIC's President and subject to the oversight of FPIC's Board of Directors (the "Board"). Employee hereby accepts such employment and agrees to discharge faithfully, diligently and to the best of Employee's ability, the responsibilities of such position. In addition to Employee's duties as Vice President and Chief Marketing Officer, Employee shall assume and perform such further reasonable responsibilities and duties and exercise such powers as FPIC's President or the Board shall assign to Employee from time to time and shall have such supervision and control over, and responsibility for, such aspects of the business, operations, activities and affairs of FPIC as are consistent with the organization documents of FPIC and the assignments to Employee by FPIC's President and the Board.

         2. DEVOTION OF FULL TIME TO FPIC'S BUSINESS. During the term of Employee's employment hereunder, except as otherwise permitted by the Board or this Agreement, Employee shall be employed only by FPIC and Employee shall devote substantially all of Employee's full business time, attention, energies and skills to the work of FPIC.

         3.       TERM.

                  (a) Unless sooner terminated as provided herein, the term of this Agreement shall be for the period commencing November 6, 1999 and ending on December 31, 2002 (the "Employment Term").

                  (b) At any time, Employee may voluntarily elect to terminate this Agreement, and end the Employment Term, by providing FPIC at least 4 months notice of such termination. Upon receipt of such notice, FPIC may, at its sole discretion, elect to establish a termination date prior to the date specified in Employee's notice.

                  (c) At any time, FPIC may elect to terminate this Agreement and end the Employment Term, without Cause (as hereinafter defined) by providing written notice to Employee, in which event, FPIC shall pay to Employee the severance pay required pursuant to Section 7(b)(ii) below.

         4.       COMPENSATION.

                  (a)      SALARY.

                           (i) FPIC shall pay Employee as compensation for Employee's services for the 1999 calendar year and each calendar year thereafter during the term of this Agreement an annual base salary of at least Two Hundred Thousand and No/100 Dollars ($200,000.00), payable in accordance with FPIC's normal payroll practices, but not less frequently than twice per month.

                           (ii) Annual performance reviews will determine annual or other salary increases to which Employee becomes entitled, based upon FPIC's compensation and review policies.

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                  (b)      BONUS.
                            (i) Commencing with calendar year 2000 Employee will
         have the opportunity to receive annual performance based bonuses of up to 25% of the base salary provided in Section 4(a) of this Agreement based upon various criteria pertaining to Employee's and FPIC's performance and structured similarly to the performance based bonuses paid to FPIC's other senior management executives under FPIC's then current Executive Incentive Compensation Program. All bonuses, if any, must be authorized by the Board.

                           (ii) Bonuses, if any, attributable to any calendar year shall be paid within 90 days after the end of the calendar year with respect to which the bonus is awarded.

                  (c) VACATION. Employee shall be entitled to paid vacation for each calendar year on the same basis as FPIC's other executive officers.

                  (d) FRINGE BENEFITS. Employee shall be entitled to participate in any tax qualified profit sharing plans available to FPIC's employees. In addition, Employee shall be eligible for health benefit plans available to all FPIC employees. Participation in such plans shall be subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. FPIC shall pay reasonable professional association fees of Employee. Employee shall be entitled, following the expiration of the term of the present lease of the automobile used by Employee and during the remainder of the term of this Employment Agreement, to an automobile allowance of $500 per month and shall be reimbursed for normal operational expenses incurred by Employee in operating Employee's automobile.

                  (e) STAY BONUS. Commencing with calendar year 2000 and continuing through the earlier of 2002 or the termination of the Employment Term FPIC shall pay Employee a stay bonus equal to $88,899 per year, payable in equal quarterly installments at the end of each calendar quarter.

                  (f) OMNIBUS INCENTIVE PLAN. FPIC acknowledges and agrees that Employee shall be eligible to participate in the Florida Physicians Insurance Company Omnibus Incentive Plan, which provides incentives to individuals whose performance, contributions and skills add to the value of FPIC Insurance Group, Inc.

                  (g) All payments shall be subject to legally required withholdings.

         5. EXPENSES. Subject to policies and procedures adopted by the Board, or as otherwise required by applicable laws such as the Internal Revenue Code of 1986, as amended, Employee shall be promptly reimbursed for the reasonable business expenses Employee incurs on behalf of FPIC.

         6.       EMPLOYEE COVENANTS.

                  (a) CONFIDENTIAL INFORMATION. Employee will not, at any time during the term of this Agreement or thereafter, divulge to any persons, corporations or other entities, or use or cause or authorize any persons, corporations or other entities to use, any information relating to FPIC, its affiliates, or to Physicians Reciprocal Insurers, the New York domiciled reciprocal insurer for which FPIC's subsidiary acts as attorney-in-fact ("PRI"), that is regarded as confidential by FPIC or relating to the business or interests of FPIC, its affiliates, or PRI, including, without limitation, the contents of advertising, customer lists, information regarding customers or their customers, programming methods, business plans, strategies, financial statements, copyrights, correspondence or other records of FPIC, its affiliates, or PRI. The restrictions of this Section shall not apply to information relating to the business or interests of FPIC, its affiliates, or PRI that is, or shall lawfully and rightfully become, public knowledge and in the public domain through no fault or wrongful act of Employee; nor shall the restrictions of this Section apply to information that is (i) disclosed by Employee after obtaining prior written consent of FPIC, or (ii) is required or ordered to be divulged by a court of competent jurisdiction or an administrative agency having lawful authority to require disclosure of Employee's knowledge of such information. If Employee is requested or required to disclose any such information, Employee will provide FPIC with written notice thereof so that FPIC may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 6(a).
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                  (b) WRONGFUL INDUCEMENT. Employee acknowledges that any
attempt on the part of Employee to induce others to leave FPIC's employ or the employ of any of its affiliates, or any efforts by Employee to interfere with FPIC's or any of FPIC's affiliates' relationships with employees, or to interfere with FPIC's or its affiliates' relationship with PRI, would be harmful and damaging to FPIC or to FPIC's affiliate. Employee expressly agrees that during the term of this Agreement and for any period of time during which FPIC is paying to Employee salary and other benefits provided for in this Agreement and for a period of two (2) years thereafter, Employee will not, in any manner, directly or indirectly or through any means: (A) induce or attempt to induce any employee to terminate his or her employment with FPIC or any affiliate; (B) interfere with or disrupt FPIC's or any affiliate's relationship with their employees; (C) solicit, entice, take away or employ any person employed by FPIC or any affiliate; or (D) induce or attempt to induce PRI to terminate its relationship with FPIC or its affiliates.


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                  (c) RESTRICTIVE COVENANTS. Employee expressly agrees that
during the term of this Agreement and for any period of time during which FPIC is paying to Employee salary or other benefits provided for in this Agreement (including, but not limited to, pursuant to Section 7(b)) or in the event of the termination of this Agreement pursuant to Section 3(b), or 7(a)(iv), for a period of two (2) years thereafter, Employee shall not, directly or indirectly, own, operate, manage, have a proprietary interest of any kind in, extend financial assistance to, solicit, encourage or handle patronage for, be employed by or serve as a consultant, officer, director, employee, or in any other capacity for any person, corporation, company, partnership or other entity engaged in the medical professional liability insurance business or the business of providing management or other insurance services to any medical professional liability insurer in or operating within the States of New York, Florida or Missouri, except that Employee may own up to two percent (2%) of the outstanding stock in a publicly held corporation engaged in such competing business provided that such stock does not in any way represent any form of compensation for any services rendered by Employee to such publicly held corporation.

                  (d) REASONABLE AND NECESSARY RESTRICTIONS. Employee acknowledges that the restrictions, prohibitions and other provisions of this
Section 6 are reasonable, fair and equitable in scope, term and duration, are necessary to protect the legitimate business interests of FPIC and its affiliates, and are a material inducement to FPIC to enter into this Agreement. Employee covenants that he will not challenge the enforceability of this Section 6 or any provision hereof nor will he raise any equitable defenses to such enforcement.

                  (e) ENFORCEABILITY. In the event that any restriction contained in this Section 6 shall be held to be too broad in scope or to long in duration to allow enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum extent permitted by law, and Employee hereby consents and agrees that such scope and duration may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                  (f) INADEQUACY OF REMEDY AT LAW. Employee acknowledges and agrees that FPIC's or FPIC's affiliates' remedy at law from any breach of his obligations under this Section 6 may be inadequate, and agrees and consents that temporary and/or permanent or injunctive relief may be entered enjoining Employee from breaching this Agreement and further agrees that any proceeding may be brought to enforce any provision of this Section 6 without the requirement that FPIC or its affiliate, as the case may be, prove actual damages as a result of the breach of this Agreement.

                  (g) SURVIVAL. The provisions of this Section 6 shall survive any termination of this Agreement.

         7.       TERMINATION.

                  (a)      REASONS.  This Agreement shall be terminated upon:

                                 (i)        The death of Employee;

                                (ii)        The voluntary election of Employee
as provided in Section 3(b);

                                 (iii)      The election of FPIC as provided
in Section 3(c);

                                (iv)        The mutual agreement of FPIC and
Employee, which agreement to terminate shall be in writing and signed by both FPIC and Employee;

                                 (v)        The permanent disability of
         Employee, provided, however, that in such event this Agreement shall not terminate until FPIC so chooses. "Permanent disability" shall be defined as Employee's inability, by reason of illness or a physical or mental incapacity to perform the majority of Employee's usual duties during substantially all the business days in a period of three consecutive months. FPIC's right to terminate under these circumstances shall be exercised in writing delivered to Employee and shall be effective upon receipt by Employee;

                                (vi)        FPIC's termination of this
         Agreement for "Cause," in which event, notwithstanding any other provisions of this Agreement, FPIC shall have no further obligations to Employee under this Agreement other than payment of any amounts due Employee through the effective date of termination and reimbursement of any expenses, as provided in Section 7(b) hereof. For purposes of this Agreement, "Cause" shall be defined to mean (1) any act or omission to act on the part of Employee for which Employee is convicted of, or pleads NOLO CONTENDERE to, a felony or fraud or embezzlement or that constitutes gross negligence or wilful misconduct, or (2) Employee's willful refusal to perform any material obligation under this Agreement provided Employee fails to perform such material obligation within 10 days of written notice thereof to Employee.

                               (vii)        In the event of Constructive
         Discharge, by Employee's providing written notice thereof to FPIC within three months after the occurrence of such event, specifying the event relied upon for a Constructive Discharge. "Constructive Discharge" shall mean any material change by FPIC of Employee's position, functions, or duties to an inferior position, functions, or duties from that in effect on the date of this Agreement, provided FPIC has not reinstated Employee to Employee's former position, functions, or duties within 15 days after notice from Employee that Employee desires to be so reinstated.

                  (b)      PAYMENTS.

                            (i) Upon termination of this Agreement, for any reason, Employee shall be entitled to receive Employee's base salary earned but unpaid as of the date of termination and any expenses not yet reimbursed. If Employee voluntarily elects to terminate this Agreement other than in the event of a Constructive Discharge, Employee shall forfeit all rights to compensation and all benefits based upon compensation after the date of such voluntary termination. If this Agreement is terminated as a result of Employee's death, FPIC shall pay to Employee the compensation that would otherwise have accrued to Employee up to the date upon which Employee's death occurred to Employee's spouse and if Employee is unmarried, to Employee's estate. In no event shall Employee be entitled to any additional compensation except as expressly provided for in this Agreement. If this Agreement is terminated as the result of Employee's permanent disability, FPIC shall pay to Employee the compensation that would have accrued up to the date of termination.

                           (ii) If at any time during the term of this Agreement, FPIC elects to terminate this Agreement as provided in
         Section 3(c), or in the event of a Constructive Discharge, Employee will be entitled to receive the greater of (a) Employee's salary provided in Section 4(a) of this Agreement for the remainder of the term of this Agreement and the remaining unpaid bonus payments provided for in Section 4(e) of this Agreement, or (b) twenty-four months of Employee's salary provided in Section 4(a) and the remaining unpaid bonus payments provided for in Section 4(e) of this Agreement, payable as provided in such Sections 4(a) and (e) commencing on the first day of the week following such effective date of termination. Notwithstanding the foregoing, if Employee breaches or fails to fulfill Employee's obligations under or is in violation of Section 6 or Section 8 of this Agreement, no salary or other amounts that would otherwise be payable under this Section 7(b) shall be payable to Employee.

         8. PRI RELATIONSHIP. Employee acknowledges that the relationships of FPIC and its affiliates with PRI and with the insureds of PRI are unique, key assets of FPIC and its affiliates and of fundamental and material importance to FPIC in determining to execute and deliver this Agreement. Therefore, Employee acknowledges and agrees that he shall not at any time or in any manner interfere with such relationships, or induce or attempt to induce PRI to terminate its relationship or contractual agreements with FPIC or its affiliates. Notwithstanding any other provisions of this Agreement, the provisions of this
Section 8 shall survive the termination of this Agreement.

         9. NOTICES. Any notice, designation, consent, acceptance or other communication provided for herein shall be in writing and shall be deemed given when delivered by hand, by telecopy, receipt confirmed, or five business days after mailed, postage prepaid, certified or registered, return receipt requested, addressed to the other party at the address appearing below:

         To FPIC:                   FPIC Insurance Group, Inc.
                                    225 Water Street, Suite 1400
                                    Jacksonville, FL 32202
                                    Attn: William R. Russell, President and CEO
                                    Fax: (904) 350-1049

         To Employee:               Kurt Cetin
                                    1490 Wild Iris Lane
                                    Orange Park, FL 32073

Either party may, by like notice to the other, change the address to which any such communication shall be sent, and after notice of such change has been received, any communications shall be sent to such party at such changed address.

         10. AMENDMENTS. No change or modification to this Agreement shall be effective unless such change or modification is in writing and signed by both parties hereto.

         11. ASSIGNMENT. This Agreement constitutes a personal services contract, and neither party may assign this Agreement or any of the rights, obligations and responsibilities hereunder, except that FPIC may assign its rights, obligations and responsibilities under this Agreement to (i) a successor or assign of all or substantially all of its business or assets, or (ii) any corporation with which it merges or with which it may be consolidated.

         12. REPRESENTATIONS. Employee represents and agrees that Employee has legal capacity to enter into this Agreement and the execution and delivery of this Agreement will not violate or conflict with any other agreements or contracts to which Employee is a party.

         13. APPLICABLE LAW AND BINDING EFFECT. This Agreement shall be construed and enforced under the laws of the State of Florida, and shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. This Agreement supersedes and replaces in every respect, any and all prior employment agreements, severance settlements, retirement benefits, and any and all other related rights, expectations or understandings of any nature whatsoever between FPIC and Employee or any affiliate of FPIC and Employee.

         14. WAIVER NOT CONSENT. Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach by either party hereto.

         15. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provisions hereto to be too broad in time, scope or area, it is expressly agreed that such provision may be enforced to a lesser degree.

         16. CAPTIONS. The paragraph headings contained in this Agreement are for reference and convenience only, and shall not affect the construction of any provision hereof.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original hereof, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of FPIC and by Employee as of the 6th day of November, 1999.


                                                     FPIC INSURANCE GROUP, INC.


                                                     By:
                                                       -------------------------
                                                              Its:


                                                     ---------------------------
                                                     Kurt Cetin